UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08497

Name of Fund: BlackRock Corporate High Yield Fund III, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Corporate High Yield Fund III, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton,
      NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 05/31/07

Date of reporting period: 06/01/06 - 11/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Corporate High Yield                                         BLACKROCK
Fund III, Inc.

SEMI-ANNUAL REPORT | NOVEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Corporate High Yield Fund III, Inc.

The Benefits and Risks of Leveraging

BlackRock Corporate High Yield Fund III, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


2     BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

As 2006 nears a conclusion, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and into fall. For the six-month and 12-month periods ended November 30, 2006, the major market indexes posted positive returns:

Total Returns as of November 30, 2006                                               6-month     12-month
========================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                         +11.33%      +14.23%
--------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                        + 9.72       +17.43
--------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                   +11.19       +28.20
--------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                                 + 5.93       + 5.94
--------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      + 4.53       + 6.12
--------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                                   + 6.28       +11.53
--------------------------------------------------------------------------------------------------------

After raising the target short-term interest rate 17 times between June 2004 and June 2006, the Federal Reserve Board (the Fed) finally opted to pause on August
8. This left the federal funds rate at 5.25%, where it remained through the September, October and December Federal Open Market Committee meetings. In interrupting its two-year interest rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in the fall. At the time of this writing, the price of crude oil was roughly $62 per barrel after reaching nearly $78 per barrel in the summer.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined (and yields correspondingly rose) for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve (yields fell) in the summer as the economy showed signs of weakening and the Fed paused. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of November, the one-month Treasury bill offered the highest yield on the curve at 5.22%, while the 30-year Treasury bond had a yield of 4.56%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         President and Director


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006        3

A Discussion With Your Fund's Portfolio Managers

      The Fund performed in line with its benchmark for the six-month period, benefiting primarily from the strong returns of its holdings in convertible securities.

How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2006, the Common Stock of BlackRock Corporate High Yield Fund III, Inc. (formerly Corporate High Yield Fund III, Inc.) had net annualized yields of 9.08% and 9.79%, based on a period-end per share net asset value of $8.61 and a per share market price of $7.99, respectively, and $.392 per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +6.29%, based on a change in per share net asset value from $8.46 to $8.61, and assuming reinvestment of all distributions. The high yield bond market, as measured by the Credit Suisse High Yield Index, returned +6.28% for the six-month period, while the Fund's comparable Lipper category of High Current Yield Funds (Leveraged) had an average return of +6.61%. (Funds in this Lipper category aim for relatively high current yield from investment in fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues.)

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or a discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

The Federal Reserve Board (the Fed) raised the target federal funds rate in two increments of .25% during the six-month period, bringing the target rate from 4.75% to 5.25%. However, the Fed held the rate steady at its meetings on August 8, September 20 and October 25, 2006. The third quarter of 2006 was the first without an increase in the federal funds target rate since the first quarter of 2004.

In the statement following its October 25 meeting, the Federal Open Market Committee (FOMC) wrote: "Economic growth has slowed over the course of the year, partly reflecting a cooling of the housing market. Going forward, the economy seems likely to expand at a moderate pace." In a cautionary tone, however, the FOMC indicated that "the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information."

As measured by the Credit Suisse High Yield Index, the yield spreads of high yield bonds versus 10-year U.S. Treasury securities increased from 329 basis points (3.29%) on May 31, 2006, to 350 basis points at the end of the period on November 30, 2006.

What factors most influenced Fund performance?

The continued strength of the high yield market helped propel Fund results over the past six months. Our holdings in convertible securities benefited performance relative to the benchmark, reflecting both favorable corporate earnings announcements and a stronger equity market. Conversely, the portfolio's relatively conservative positioning hindered performance somewhat, as lower-quality, longer-duration securities outperformed the broad market during the semi-annual period.

What changes were made to the portfolio during the period?

We continued to shift assets from CCC-rated securities into more defensive, higher-rated issues. We have focused on B-rated issues, with only a modest weighting in riskier CCC-rated securities. From a sector perspective, our emphasis shifted from overweight positions versus the Credit Suisse High Yield Index in health care and media -- cable to overweights in media -- non-cable, gaming and paper. We maintained the portfolio's underweight positions in the utilities and cable sectors.


4     BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

During the period, declining interest rates resulted in lower borrowing costs for the Fund. The decreasing cost of leverage had a positive effect on the Fund's earnings during the period. While leveraging will enhance the Fund's total return in a strong market, the converse also is true. (For a more complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

The Fund had an average credit rating of B at the end of the period, consistent with the rating of the Credit Suisse High Yield Index and unchanged from the beginning of the period. At November 30, 2006, the portfolio's largest overweights relative to the benchmark were in the media -- non-cable, gaming and paper sectors. The Fund's primary underweights were in the automotive, supermarkets and entertainment industries.

Our holdings in floating rate securities, including bank loans, totaled 1.6% of non-cash investments at period-end.

Jeffrey Gary
Portfolio Manager

Scott Amero
Portfolio Manager

December 21, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, Portfolio Managers Jeffrey Gary and Scott Amero assumed responsibility for the day-to-day management of the Fund's portfolio. Mr. Gary is a Managing Director and portfolio manager with BlackRock, Inc., where he is head of the high yield team and a member of the firm's Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary most recently had been a Managing Director and portfolio manager with AIG (American General) Investment Group. Mr. Amero is a Managing Director of BlackRock, co-head of the fixed income portfolio management team and a member of the Management Committee and the Investment Strategy Group. He is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. Mr. Amero joined BlackRock in 1990.
--------------------------------------------------------------------------------


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006        5

Portfolio Information

As of November 30, 2006

--------------------------------------------------------------------------------
                                                                      Percent of
Ten Largest Holdings                                                Total Assets
--------------------------------------------------------------------------------
Building Materials Corp. of America* ..................................   1.5%
The AES Corp.* ........................................................   1.5
L-3 Communications Corp.* .............................................   1.2
SunGard Data Systems, Inc.* ...........................................   1.1
Rogers Wireless Communications, Inc.* .................................   1.0
Century Cable Holdings LLC
  Discretionary Term Loan .............................................   1.0
Freescale Semiconductors* .............................................   1.0
Millennium America, Inc. ..............................................   0.9
AutoNation, Inc. ......................................................   0.9
Ventas Realty, LP .....................................................   0.9
--------------------------------------------------------------------------------
*     Includes combined holdings.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                        Total Investments
--------------------------------------------------------------------------------
Utility ...............................................................   7.2%
Health Care ...........................................................   6.5
Gaming ................................................................   6.2
Diversified Media .....................................................   6.1
Paper .................................................................   5.8
--------------------------------------------------------------------------------
      For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Foreign Countries*                                Total Investments
--------------------------------------------------------------------------------
Canada ................................................................   6.7%
Netherlands ...........................................................   1.1
Bermuda ...............................................................   1.0
Ireland ...............................................................   1.0
Brazil ................................................................   0.9
--------------------------------------------------------------------------------
*     All holdings are denominated in U.S. dollars.

--------------------------------------------------------------------------------
Quality Ratings by                                                    Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
BBB/Baa ...............................................................   1.8%
BB/Ba .................................................................  26.0
B/B ...................................................................  57.3
CCC/Caa ...............................................................   8.8
NR (Not Rated) ........................................................   1.8
Other* ................................................................   4.3
--------------------------------------------------------------------------------
* Includes portfolio holdings in common stocks, preferred stocks, warrants and short-term investments.


6     BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

Schedule of Investments                                        (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                         Value
===================================================================================
Aerospace & Defense--4.7%
                  Alliant Techsystems, Inc.:
   $ 1,947,000        2.75% due 9/15/2011 (b)(i)                      $   1,971,338
       575,000        6.75% due 4/01/2016                                   569,250
       640,000    Argo-Tech Corp., 9.25% due 6/01/2011                      664,000
       560,000    Bombardier, Inc., 8% due 11/15/2014 (i)                   562,800
     1,425,000    DRS Technologies, Inc., 6.875% due 11/01/2013           1,435,687
       975,000    Esterline Technologies Corp., 7.75%
                    due 6/15/2013                                           999,375
                  L-3 Communications Corp.:
     1,425,000        7.625% due 6/15/2012                                1,476,656
     1,625,000        5.875% due 1/15/2015                                1,576,250
     1,375,000        6.375% due 10/15/2015                               1,364,688
     1,380,000        3% due 8/01/2035 (b)(i)                             1,433,475
     1,310,000    Standard Aero Holdings, Inc., 8.25%
                    due 9/01/2014                                         1,310,000
     1,950,000    Vought Aircraft Industries, Inc., 8%
                    due 7/15/2011                                         1,872,000
                                                                      -------------
                                                                         15,235,519
===================================================================================
Airlines--0.6%
                  Continental Airlines, Inc.:
     1,150,194        Series 1997-4-B, 6.90% due 7/02/2018                1,146,988
        77,084        Series 1998-1-C, 6.541% due 9/15/2009                  77,180
       629,917        Series 2001-1 Class C, 7.033%
                        due 12/15/2012                                      627,555
                                                                      -------------
                                                                          1,851,723
===================================================================================
Automotive--2.6%
                  AutoNation, Inc.:
     2,875,000        7.374% due 4/15/2013 (d)                            2,875,000
     1,525,000        7% due 4/15/2014                                    1,525,000
       600,000    General Motors Acceptance Corp., 7.25%
                    due 3/02/2011                                           624,679
                  The Goodyear Tire & Rubber Co.:
        70,000        7.857% due 8/15/2011                                   68,775
       665,000        8.625% due 12/01/2011 (i)                             674,975
     1,600,000    Lear Corp., 8.75% due 12/01/2016 (i)                    1,576,000
       910,000    United Auto Group, Inc., 7.75%
                    due 12/15/2016 (i)                                      910,000
                                                                      -------------
                                                                          8,254,429
===================================================================================
Broadcasting--4.6%
     1,850,000    Allbritton Communications Co., 7.75%
                    due 12/15/2012                                        1,873,125
     1,125,000    Barrington Broadcasting Group LLC,10.50%
                    due 8/15/2014 (i)                                     1,119,375
     2,000,000    CMP Susquehanna Corp., 9.875%
                    due 5/15/2014 (i)                                     1,965,000
       400,000    Nexstar Finance, Inc., 7% due 1/15/2014                   372,000
     2,975,000    Paxson Communications Corp., 8.624%
                    due 1/15/2012 (d)(i)                                  3,004,750
     2,475,000    Salem Communications Corp., 7.75%
                    due 12/15/2010                                        2,496,656
     1,575,000    Sinclair Broadcast Group, Inc., 8% due 3/15/2012        1,622,250
     1,230,000    Sirius Satellite Radio, Inc., 9.625% due 8/01/2013      1,214,625
     1,225,000    Young Broadcasting, Inc.,10% due 3/01/2011              1,157,625
                                                                      -------------
                                                                         14,825,406
===================================================================================
Cable--U.S.--7.3%
       750,000    Adelphia Communications Corp., 6%
                    due 2/15/2006 (b)(e)(k)                                   4,650
     1,800,000    CCH I LLC,11% due 10/01/2015                            1,764,000
     2,275,000    CSC Holdings, Inc. Series B, 7.625%
                    due 4/01/2011                                         2,317,656
                  Cablevision Systems Corp. Series B:
        75,000        9.87% due 4/01/2009 (d)                                78,563
       475,000        8% due 4/15/2012                                      466,688
     2,225,000    Charter Communications Holdings II LLC,10.25%
                    due 9/15/2010                                         2,325,125
     1,975,000    Echostar DBS Corp., 7.125% due 2/01/2016                1,960,187
                  Intelsat Subsidiary Holding Co. Ltd.:
     1,550,000        10.484% due 1/15/2012 (d)                           1,569,375
     2,150,000        8.625% due 1/15/2015                                2,233,312
       596,000    Loral Spacecom Corp.,14% due 11/15/2015 (g)               694,340
     2,425,000    Mediacom LLC, 9.50% due 1/15/2013                       2,491,687
                  PanAmSat Corp.:
     2,193,000        9% due 8/15/2014                                    2,302,650
     1,125,000        9% due 6/15/2016 (i)                                1,182,656
     2,000,000    Quebecor Media, Inc., 7.75% due 3/15/2016               2,025,000
     1,900,000    Rainbow National Services LLC,10.375%
                    due 9/01/2014 (i)                                     2,109,000
                                                                      -------------
                                                                         23,524,889
===================================================================================
Chemicals--6.0%
     1,544,000    BCP Crystal Holdings Corp., 9.625%
                    due 6/15/2014                                         1,694,540
       975,000    Innophos, Inc., 8.875% due 8/15/2014                      977,437
       785,000    Lyondell Chemical Co., 8.25% due 9/15/2016                816,400
     4,320,000    Millennium America, Inc., 9.25% due 6/15/2008           4,471,200
                  Momentive Performance Materials, Inc. (i):
     2,000,000        10.125% due 12/01/2014                              2,012,500
       800,000        11.50% due 12/01/2016                                 790,000
       260,000    Mosaic Global Holdings, Inc., 7.625%
                    due 12/01/2016 (i)                                      265,850
                  Nalco Co.:
     1,200,000        7.75% due 11/15/2011                                1,224,000
     1,200,000        8.875% due 11/15/2013                               1,269,000
       724,000    Nalco Finance Holdings, Inc., 10.065%
                    due 2/01/2014 (a)                                       571,960
     2,275,000    Nova Chemicals Corp., 8.502%
                    due 11/15/2013 (d)                                    2,280,688
     2,300,000    Omnova Solutions, Inc.,11.25% due 6/01/2010             2,461,000
       290,000    Reichhold Industries, Inc., 9% due 8/15/2014 (i)          284,200
                                                                      -------------
                                                                         19,118,775
===================================================================================
Consumer--Durables--0.9%
     1,350,000    Sealy Mattress Co., 8.25% due 6/15/2014                 1,402,313
     1,400,000    Simmons Bedding Co., 7.875% due 1/15/2014               1,393,000
                                                                      -------------
                                                                          2,795,313
===================================================================================
Consumer--Non-Durables--6.3%
     3,375,000    American Greetings Corp., 7.375%
                    due 6/01/2016                                         3,450,937
     2,425,000    Chattem, Inc., 7% due 3/01/2014                         2,364,375
     3,025,000    Church & Dwight Co., Inc., 6% due 12/15/2012            2,919,125
       470,000    DI Finance Series B, 9.50% due 2/15/2013                  493,500
     3,575,000    Hines Nurseries, Inc.,10.25% due 10/01/2011             2,877,875
                  Levi Strauss & Co.:
     1,600,000        10.122% due 4/01/2012 (d)                           1,648,000
     2,000,000        8.875% due 4/01/2016                                2,067,500


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006        7

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                         Value
===================================================================================
Consumer--Non-Durables (concluded)
   $ 2,000,000    Quiksilver, Inc., 6.875% due 4/15/2015              $   1,952,500
     2,200,000    Samsonite Corp., 8.875% due 6/01/2011                   2,392,500
                                                                      -------------
                                                                         20,166,312
===================================================================================
Diversified Media--8.7%
     1,045,000    Affinion Group, Inc.,11.50% due 10/15/2015              1,102,475
     1,000,000    American Media Operations, Inc. Series B,10.25%
                    due 5/01/2009                                           972,500
       350,000    CBD Media Holdings LLC, 9.25% due 7/15/2012               355,250
     2,600,000    CBD Media, Inc., 8.625% due 6/01/2011                   2,639,000
     1,600,000    Cadmus Communications Corp., 8.375%
                    due 6/15/2014                                         1,560,000
     1,367,000    Dex Media West LLC, 9.875% due 8/15/2013                1,490,030
     1,699,458    Houghton Mifflin Co.,12.127%
                    due 5/15/2011 (d)(i)                                  1,720,701
     2,010,000    Idearc Inc., 8% due 11/15/2016 (i)                      2,042,662
     2,013,000    Liberty Media Corp., 0.75% due 3/30/2023 (b)            2,390,438
       280,000    Network Communications, Inc.,10.75%
                    due 12/01/2013                                          283,150
     3,000,000    Nielsen Finance LLC,10% due 8/01/2014 (i)               3,172,500
     2,745,000    Primedia, Inc., 8% due 5/15/2013                        2,566,575
     3,175,000    Quebecor World Capital Corp., 8.75%
                    due 3/15/2016 (i)                                     3,079,750
                  RH Donnelley Corp.:
     1,400,000        Series A-2, 6.875% due 1/15/2013                    1,340,500
     1,300,000        Series A-3, 8.875% due 1/15/2016                    1,365,000
     1,800,000    Universal City Florida Holding Co. I,10.121%
                    due 5/01/2010 (d)                                     1,849,500
                                                                      -------------
                                                                         27,930,031
===================================================================================
Energy--Exploration & Production--3.6%
     1,550,000    Chaparral Energy, Inc., 8.50% due 12/01/2015            1,550,000
     3,000,000    Compton Petroleum Finance Corp., 7.625%
                    due 12/01/2013                                        2,850,000
     2,000,000    Encore Acquisition Co., 6.25% due 4/15/2014             1,870,000
     2,800,000    Exco Resources, Inc., 7.25% due 1/15/2011               2,772,000
     1,610,000    Pogo Producing Co., 7.875% due 5/01/2013 (i)            1,650,250
     1,030,000    Stone Energy Corp., 8.124% due 7/15/2010 (d)(i)         1,022,275
                                                                      -------------
                                                                         11,714,525
===================================================================================
Energy--Other--2.2%
     1,100,000    Copano Energy LLC, 8.125% due 3/01/2016                 1,133,000
       945,000    Ferrellgas Partners LP, 8.75% due 6/15/2012               970,987
       265,000    MarkWest Energy Partners LP, 8.50%
                    due 7/15/2016 (i)                                       267,650
     2,000,000    Ocean RIG ASA, 9.37% due 4/04/2011                      1,990,000
     2,690,000    SemGroup LP, 8.75% due 11/15/2015 (i)                   2,716,900
                                                                      -------------
                                                                          7,078,537
===================================================================================
Financial--0.6%
       570,000    NCO Group, Inc.,10.244% due 11/15/2013 (d)(i)             564,300
     1,000,000    Saxon Capital, Inc.,12% due 5/01/2014 (i)               1,368,139
                                                                      -------------
                                                                          1,932,439
===================================================================================
Food & Drug--0.4%
     1,140,000    Angiotech Pharmaceuticals, Inc., 9.103%
                    due 12/01/2013 (i)                                    1,140,000
===================================================================================
Food & Tobacco--4.1%
       800,000    AmeriQual Group LLC, 9.50% due 4/01/2012 (i)              832,000
                  Constellation Brands, Inc.:
     2,400,000        8.125% due 1/15/2012                                2,502,000
     1,225,000        7.25% due 9/01/2016                                 1,254,094
     3,000,000    Cott Beverages USA, Inc., 8% due 12/15/2011             3,060,000
     3,024,000    Del Monte Corp., 8.625% due 12/15/2012                  3,190,320
     2,000,000    National Beef Packing Co. LLC,10.50%
                    due 8/01/2011                                         2,090,000
       345,000    Swift & Co.,12.50% due 1/01/2010                          353,625
                                                                      -------------
                                                                         13,282,039
===================================================================================
Gaming--8.8%
     3,125,000    Boyd Gaming Corp., 8.75% due 4/15/2012                  3,273,437
     1,350,000    Caesars Entertainment, Inc., 7.875%
                    due 3/15/2010                                         1,387,125
                  Galaxy Entertainment Finance Co. Ltd. (i):
     1,050,000        10.354% due 12/15/2010 (d)                          1,123,500
       550,000        9.875% due 12/15/2012                                 587,125
       595,000    Greektown Holdings,10.75% due 12/01/2013 (i)              623,262
     1,725,000    Inn of the Mountain Gods Resort & Casino,12%
                    due 11/15/2010                                        1,837,125
                  Isle of Capri Casinos, Inc.:
     1,200,000        9% due 3/15/2012                                    1,255,500
       400,000        7% due 3/01/2014                                      391,500
     1,290,000    Little Traverse Bay Bands of Odawa Indians,
                    10.25% due 2/15/2014 (i)                              1,296,450
                  MGM Mirage:
     1,550,000        8.50% due 9/15/2010                                 1,654,625
       475,000        6.75% due 4/01/2013                                   467,875
       975,000    Mirage Resorts, Inc., 6.75% due 2/01/2008                 982,313
       100,000    Park Place Entertainment Corporation, 8.125%
                    due 5/15/2011                                           103,375
     2,025,000    Penn National Gaming, Inc., 6.875%
                    due 12/01/2011                                        2,065,500
     2,575,000    Poster Financial Group, Inc., 8.75%
                    due 12/01/2011                                        2,678,000
     1,150,000    Resorts International Hotel and Casino, Inc.,
                    11.50% due 3/15/2009                                  1,173,000
       975,000    San Pasqual Casino, 8% due 9/15/2013 (i)                  999,375
                  Station Casinos, Inc.:
     1,225,000        6.50% due 2/01/2014                                 1,146,906
     1,625,000        7.75% due 8/15/2016                                 1,671,719
     1,400,000        6.625% due 3/15/2018                                1,274,000
       600,000    Turning Stone Resort Casino Enterprise, 9.125%
                    due 9/15/2014 (i)                                       613,500
     1,800,000    Wynn Las Vegas LLC, 6.625% due 12/01/2014               1,773,000
                                                                      -------------
                                                                         28,378,212
===================================================================================
Health Care--8.0%
       300,000    Accellent, Inc.,10.50% due 12/01/2013                     304,500
     1,200,000    Athena Neurosciences Finance LLC, 7.25%
                    due 2/21/2008                                         1,224,000
     2,000,000    Elan Finance Plc, 9.374% due 11/15/2011 (d)             1,990,000
     3,000,000    HealthSouth Corp.,11.354% due 6/15/2014 (d)(i)          3,142,500
                  Mylan Laboratories, Inc.:
     2,175,000        5.75% due 8/15/2010                                 2,155,969
     1,625,000        6.375% due 8/15/2015                                1,600,625
     1,725,000    Omnicare, Inc., 6.75% due 12/15/2013                    1,690,500
     1,400,000    Select Medical Corp., 7.625% due 2/01/2015              1,169,000
     1,340,000    Tenet Healthcare Corp., 9.875% due 7/01/2014            1,343,350
       825,000    Triad Hospitals, Inc., 7% due 5/15/2012                   833,250
     3,000,000    US Oncology, Inc., 9% due 8/15/2012                     3,142,500
     1,000,000    VWR International, Inc., 8% due 4/15/2014               1,020,000
     2,000,000    Vanguard Health Holding Co. II, LLC, 9%
                    due 10/01/2014                                        2,000,000
     4,000,000    Ventas Realty, LP, 6.75% due 6/01/2010                  4,100,000
                                                                      -------------
                                                                         25,716,194


8     BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                         Value
===================================================================================
Housing--4.9%
                  Building Materials Corp. of America:
   $ 1,050,000        8% due 10/15/2007                               $   1,056,562
     5,850,000        8% due 12/01/2008                                   5,806,125
     3,025,000    Forest City Enterprises, Inc., 7.625%
                    due 6/01/2015                                         3,085,500
                  Goodman Global Holding Co., Inc.:
       699,000        8.36% due 6/15/2012 (d)                               712,980
     1,350,000        7.875% due 12/15/2012                               1,302,750
       295,000    Nortek, Inc., 8.50% due 9/01/2014                         284,675
     1,200,000    Ply Gem Industries, Inc., 9% due 2/15/2012                987,000
     1,600,000    Standard-Pacific Corp., 9.25% due 4/15/2012             1,624,000
     1,000,000    Texas Industries, Inc., 7.25% due 7/15/2013             1,010,000
                                                                      -------------
                                                                         15,869,592
===================================================================================
Information Technology--5.8%
       620,000    Compagnie Generale de Geophysique SA, 7.50%
                    due 5/15/2015                                           621,550
     1,777,000    Cypress Semiconductor Corp., 1.25%
                    due 6/15/2008 (b)                                     2,254,569
                  Freescale Semiconductor, Inc. (i):
     3,425,000        9.125% due 12/15/2014 (g)                           3,425,000
       490,000        9.244% due 12/15/2014 (d)                             488,162
       655,000        10.125% due 12/15/2016                                662,369
     1,290,000    MagnaChip Semiconductor SA, 8.61%
                    due 12/15/2011 (d)                                    1,148,100
                  SunGard Data Systems, Inc.:
     2,180,000        9.125% due 8/15/2013                                2,286,275
     1,895,000        9.973% due 8/15/2013 (d)                            1,968,431
       975,000        10.25% due 8/15/2015                                1,033,500
       375,000    Telcordia Technologies, Inc.,10%
                    due 3/15/2013 (i)                                       322,500
     1,325,000    UGS Capital Corp. II,10.348%
                    due 6/01/2011 (d)(g)(i)                               1,397,875
     1,400,000    UGS Corp.,10% due 6/01/2012                             1,526,000
     1,550,000    Viasystems, Inc.,10.50% due 1/15/2011                   1,550,000
                                                                      -------------
                                                                         18,684,331
===================================================================================
Leisure--1.4%
     1,525,000    FelCor Lodging LP, 8.50% due 6/01/2011                  1,624,125
     2,000,000    Host Marriott LP, 6.75% due 6/01/2016                   2,007,500
                  Travelport, Inc. (i):
       370,000        9.875% due 9/01/2014                                  365,375
       280,000        9.994% due 9/01/2014 (d)                              271,600
       255,000        11.875% due 9/01/2016                                 250,538
                                                                      -------------
                                                                          4,519,138
===================================================================================
Manufacturing--2.3%
     1,280,000    AGY Holding Corp.,11% due 11/15/2014 (i)                1,280,000
     2,175,000    CPI Holdco, Inc.,11.298% due 2/01/2015 (d)              2,234,812
     1,630,000    NXP B.V., 9.50% due 10/15/2015 (i)                      1,672,788
     2,165,000    Trimas Corp., 9.875% due 6/15/2012                      2,078,400
                                                                      -------------
                                                                          7,266,000
===================================================================================
Metal--Other--2.0%
     1,975,000    Foundation PA Coal Co., 7.25% due 8/01/2014             1,979,937
     2,350,000    Indalex Holding Corp.,11.50% due 2/01/2014 (i)          2,449,875
     1,975,000    Novelis, Inc., 8.25% due 2/15/2015 (i)                  1,896,000
                                                                      -------------
                                                                          6,325,812
===================================================================================
Oil, Gas & Consumable Fuels--0.5%
       510,000    Berry Petroleum Co., 8.25% due 11/01/2016                 510,000
     1,090,000    Sabine Pass LNG LP, 7.50% due 11/30/2016 (i)            1,091,363
                                                                      -------------
                                                                          1,601,363
===================================================================================
Packaging--3.2%
                  Berry Plastics Holding Corp. (i):
       685,000        8.875% due 9/15/2014                                  690,994
     1,915,000        9.235% due 9/15/2014 (d)                            1,931,756
     2,200,000    Graham Packing Co., Inc., 9.875%
                    due 10/15/2014                                        2,178,000
                  Owens-Brockway:
     2,637,000        8.875% due 2/15/2009                                2,702,925
     1,000,000        8.25% due 5/15/2013                                 1,030,000
     1,355,000    Packaging Dynamics Finance Corp.,10%
                    due 5/01/2016 (i)                                     1,361,775
       340,000    Smurfit-Stone Container Enterprises, Inc., 9.75%
                    due 2/01/2011                                           351,050
                                                                      -------------
                                                                         10,246,500
===================================================================================
Paper--8.1%
                  Abitibi-Consolidated, Inc.:
     2,000,000        8.86% due 6/15/2011 (d)                             1,900,000
       720,000        6% due 6/20/2013                                      572,400
     1,000,000    Ainsworth Lumber Co. Ltd., 9.117%
                    due 10/01/2010 (d)                                      845,000
     1,975,000    Boise Cascade LLC, 8.249% due 10/15/2012 (d)            1,979,937
       355,000    Bowater Canada Finance, 7.95% due 11/15/2011              340,800
     2,825,000    Bowater, Inc., 8.36% due 3/15/2010 (d)                  2,853,250
     3,200,000    Domtar, Inc., 7.125% due 8/15/2015                      3,064,000
                  Graphic Packaging International Corp.:
     1,050,000        8.50% due 8/15/2011                                 1,081,500
     1,420,000        9.50% due 8/15/2013                                 1,462,600
                  NewPage Corp.:
     1,450,000        11.621% due 5/01/2012 (d)                           1,569,625
     1,000,000        12% due 5/01/2013                                   1,055,000
     3,400,000    Norske Skog Canada Ltd. Series D, 8.625%
                    due 6/15/2011                                         3,434,000
     2,000,000    Rock-Tenn Co., 8.20% due 8/15/2011                      2,095,000
     2,600,000    Smurfit Kappa Funding Plc, 9.625%
                    due 10/01/2012                                        2,749,500
                  Verso Paper Holdings LLC (i):
       950,000        9.125% due 8/01/2014                                  988,000
       115,000        11.375% due 8/01/2016                                 119,600
                                                                      -------------
                                                                         26,110,212
===================================================================================
Retail--2.9%
     2,625,000    Jean Coutu Group, Inc., 8.50% due 8/01/2014             2,625,000
                  Michaels Stores, Inc. (i):
     1,700,000        10% due 11/01/2014                                  1,736,125
     2,110,000        11.375% due 11/01/2016                              2,162,750
                  Neiman Marcus Group, Inc.:
     1,375,000        9% due 10/15/2015                                   1,490,156
     1,050,000        10.375% due 10/15/2015                              1,161,563
                                                                      -------------
                                                                          9,175,594
===================================================================================
Service--7.1%
     2,000,000    Ashtead Capital, Inc., 9% due 8/15/2016 (i)             2,140,000
                  Avis Budget Car Rental LLC (i):
       600,000        7.625% due 5/15/2014                                  579,750
     2,800,000        7.874% due 5/15/2014 (d)                            2,695,000
     3,000,000    Corrections Corp. of America, 7.50%
                    due 5/01/2011                                         3,082,500
     1,750,000    Dycom Industries, Inc., 8.125% due 10/15/2015           1,811,250
     1,150,000    MSW Energy Holdings LLC, 8.50% due 9/01/2010            1,196,000
       375,000    MSW Energy Holdings II LLC, 7.375%
                    due 9/01/2010                                           382,500
     1,480,000    Mac-Gray Corp., 7.625% due 8/15/2015                    1,502,200
     3,000,000    Service Corp. International, 7% due 6/15/2017           2,985,000


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006        9

Schedule of Investments (continued)                            (in U.S. dollars)

          Face
        Amount    Corporate Bonds                                         Value
===================================================================================
Service (concluded)
   $ 3,400,000    United Rentals North America, Inc., 7.75%
                    due 11/15/2013                                    $   3,400,000
     3,000,000    Waste Services, Inc., 9.50% due 4/15/2014               3,120,000
                                                                      -------------
                                                                         22,894,200
===================================================================================
Steel--1.1%
     1,950,000    Chaparral Steel Co.,10% due 7/15/2013                   2,169,375
     1,200,000    UCAR Finance Inc.,10.25% due 2/15/2012                  1,266,000
                                                                      -------------
                                                                          3,435,375
===================================================================================
Telecommunications--5.6%
                  ADC Telecommunications, Inc. (b):
     1,247,000        1% due 6/15/2008                                    1,169,063
       750,000        5.729% due 6/15/2013 (d)                              708,750
     2,025,000    Inmarsat Finance Plc, 7.625% due 6/30/2012              2,093,344
     2,900,000    LCI International, Inc., 7.25% due 6/15/2007            2,903,625
     2,400,000    Nordic Telephone Co. Holdings ApS, 8.875%
                    due 5/01/2016 (i)                                     2,538,000
     1,915,000    Nortel Networks Ltd., 9.624%
                    due 7/15/2011 (d)(i)                                  1,986,813
       740,000    ProtoStar I Ltd.,12.50% due 10/15/2012 (b)(i)             762,200
       350,000    Qwest Communications International, Inc., 7.50%
                    due 2/15/2014                                           360,500
                  Qwest Corp.:
     1,550,000        8.61% due 6/15/2013 (d)                             1,679,812
       525,000        7.625% due 6/15/2015                                  560,438
     3,000,000    Windstream Corp., 8.125% due 8/01/2013 (i)              3,247,500
                                                                      -------------
                                                                         18,010,045
===================================================================================
Transportation--1.3%
       370,000    Britannia Bulk Plc,11% due 12/01/2011 (i)                 348,410
     1,400,000    OMI Corp., 7.625% due 12/01/2013                        1,429,750
     2,325,000    Teekay Shipping Corp., 8.875% due 7/15/2011             2,502,281
                                                                      -------------
                                                                          4,280,441
===================================================================================
Utility--10.1%
                  The AES Corp.:
     4,458,000        9.375% due 9/15/2010                                4,848,075
     2,100,000        8.75% due 5/15/2013 (i)                             2,247,000
     1,327,000    CenterPoint Energy, Inc. Series B, 3.75%
                    due 5/15/2023 (b)                                     1,909,221
       540,000    Conexant Systems, Inc., 9.124%
                    due 11/15/2010 (d)(i)                                   546,075
       285,000    Dynegy Holdings, Inc., 8.375% due 5/01/2016               296,400
     2,606,000    ESI Tractebel Acquisition Corp. Series B, 7.99%
                    due 12/30/2011                                        2,694,711
     1,875,000    Edison Mission Energy, 7.50% due 6/15/2013              1,945,312
     1,775,000    El Paso Performance-Linked Trust, 7.75%
                    due 7/15/2011 (i)                                     1,837,125
     2,600,000    Mirant North America LLC, 7.375%
                    due 12/31/2013                                        2,632,500
                  NRG Energy, Inc.:
     1,625,000        7.25% due 2/01/2014                                 1,625,000
     1,475,000        7.375% due 2/01/2016                                1,475,000
       390,000    Nevada Power Co., 9% due 8/15/2013                        423,285
     3,800,000    Reliant Energy, Inc., 9.50% due 7/15/2013               4,042,250
     1,650,000    Sierra Pacific Power Co. Series A, 8%
                    due 6/01/2008                                         1,703,544
     1,200,000    Sierra Pacific Resources, 8.625% due 3/15/2014          1,295,801
       925,000    Southern Natural Gas Co., 8.875% due 3/15/2010            972,289
     2,083,803    Tenaska Alabama Partners LP, 7%
                    due 6/30/2021 (i)                                     2,069,122
                                                                      -------------
                                                                         32,562,710
===================================================================================
Wireless Communications--5.3%
     1,650,000    Centennial Cellular Operating Co. LLC,10.125%
                    due 6/15/2013                                         1,773,750
     1,350,000    Cricket Communications, Inc., 9.375%
                    due 11/01/2014 (i)                                    1,380,375
     1,200,000    Dobson Communications Corp., 9.624%
                    due 10/15/2012 (d)                                    1,222,500
     2,400,000    IWO Holdings, Inc., 9.124% due 1/15/2012 (d)            2,448,000
                  Rogers Wireless Communications, Inc.:
       950,000        8.485% due 12/15/2010 (d)                             969,000
       250,000        8% due 12/15/2012                                     265,000
     3,400,000        6.375% due 3/01/2014                                3,412,750
     2,600,000    Rural Cellular Corp., 8.25% due 3/15/2012               2,697,500
                  West Corp. (i):
       330,000        9.50% due 10/15/2014                                  327,113
     2,450,000        11% due 10/15/2016                                  2,434,688
                                                                      -------------
                                                                         16,930,676
-----------------------------------------------------------------------------------
                  Total Corporate Bonds
                  (Cost--$413,962,143)--131.0%                          420,856,332
===================================================================================

                  Floating Rate Loan Interests (l)
===================================================================================
Cable--U.S.--1.5%
     4,850,000    Century Cable Holdings LLC Discretionary Term
                    Loan,10.25% due 12/31/2009                            4,725,719
===================================================================================
Chemicals--0.7%
     2,830,000    Wellman, Inc. Second Lien Term Loan, 12.121%
                    due 2/10/2010                                         2,405,500
-----------------------------------------------------------------------------------
                  Total Floating Rate Loan Interests
                  (Cost--$7,420,646)--2.2%                                7,131,219
===================================================================================

                  Foreign Government Obligations
===================================================================================
     3,000,000    Brazilian Government International Bond, 11%
                    due 8/17/2040                                         3,990,000
-----------------------------------------------------------------------------------
                  Total Foreign Government Obligations
                  (Cost--$3,796,493)--1.2%                                3,990,000
-----------------------------------------------------------------------------------

        Shares
          Held    Common Stocks
===================================================================================
Cable--U.S.--0.8%
        82,449    Loral Space & Communications Ltd. (c)                   2,533,658
===================================================================================
Manufacturing--0.4%
        70,784    Medis Technologies Ltd. (c)                             1,429,837
===================================================================================
Paper--0.1%
       203,785    Western Forest Products, Inc. (c)                         294,423
-----------------------------------------------------------------------------------
                  Total Common Stocks
                  (Cost--$6,285,068)--1.3%                                4,257,918
===================================================================================


10     BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

Schedule of Investments (concluded)                            (in U.S. dollars)

===================================================================================
Preferred Securities
-----------------------------------------------------------------------------------
          Face
        Amount    Capital Trusts                                          Value
===================================================================================
Health Care--1.2%
  $ 3,750,000     Fresenius Medical Care Capital Trust II, 7.875%
                    due 2/01/2008                                     $   3,843,750
-----------------------------------------------------------------------------------
                  Total Capital Trusts
                  (Cost--$3,712,419)--1.2%                                3,843,750
-----------------------------------------------------------------------------------

        Shares
          Held    Preferred Stocks
===================================================================================
Cable--U.S.--0.4%
         6,047    Loral Spacecom Corp. Series A, 12% (g)                  1,227,541
-----------------------------------------------------------------------------------
                  Total Preferred Stocks
                  (Cost--$1,194,090)--0.4%                                1,227,541
===================================================================================
                  Total Preferred Securities
                  (Cost--$4,906,509)--1.6%                                5,071,291
===================================================================================

                  Warrants (h)
===================================================================================
Health Care--0.0%
        32,042    HealthSouth Corp. (expires 1/16/2014)                      25,634
===================================================================================
Paper--0.0%
           700    MDP Acquisitions Plc (expires 10/01/2013)                  14,000
===================================================================================
Wireless Communications--0.2%
           825    American Tower Corp. (expires 8/01/2008)                  440,608
-----------------------------------------------------------------------------------
                  Total Warrants (Cost--$53,675)--0.2%                      480,242
===================================================================================

    Beneficial
      Interest    Short-Term Securities
===================================================================================
   $13,443,317    BlackRock Liquidity Series, LLC Cash Sweep
                    Series I, 5.26% (f)(j)                               13,443,317
-----------------------------------------------------------------------------------
                  Total Short-Term Securities
                  (Cost--$13,443,317)--4.2%                              13,443,317
===================================================================================
Total Investments (Cost--$449,867,851*)--141.7%                         455,230,319

Liabilities in Excess of Other Assets--(41.7%)                         (133,906,936)
                                                                      -------------
Net Assets--100.0%                                                    $ 321,323,383
                                                                      =============

* The cost and unrealized appreciation (depreciation) of investments as of November 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ..............................               $ 449,592,097
                                                                  =============
      Gross unrealized appreciation ...............               $  13,221,263
      Gross unrealized depreciation ...............                  (7,583,041)
                                                                  -------------
      Net unrealized appreciation .................               $   5,638,222
                                                                  =============

(a) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
(b)   Convertible security.
(c)   Non-income producing security.
(d)   Floating rate security.
(e) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.
(f)   Represents the current yield as of November 30, 2006.
(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(h) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(j) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                      Net               Interest
      Affiliate                                    Activity              Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series LLC,
        Cash Sweep Series I                       $13,286,199           $149,276
      --------------------------------------------------------------------------

(k) As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.
(l) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more U.S. banks or (iii) the certificate of deposit rate.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.
o     Swaps outstanding as of November 30, 2006 were as follows:

      ------------------------------------------------------------------------------------
                                                            Notional           Unrealized
                                                             Amount           Appreciation
      ------------------------------------------------------------------------------------
      Sold credit default protection on General Motors
        Acceptance Corp. and receive 3.50%

      Broker, JPMorgan Chase
        Expires March 2007                                  $800,000          $      7,916

      Sold credit default protection on General Motors
        Acceptance Corp. and receive 4.50%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires March 2007                                  $800,000                10,343

      Sold credit default protection on General Motors
        Corp. and receive 4.40%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2007                                   $400,000                 7,132

      Sold credit default protection on General Motors
        Corp. and receive 8.00%

      Broker, Morgan Stanley Capital Services, Inc.
        Expires June 2007                                   $400,000                15,040
      ------------------------------------------------------------------------------------
      Total                                                                   $     40,431
                                                                              ============

      See Notes to Financial Statements.


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       11

Statement of Assets, Liabilities and Capital

As of November 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Investments in unaffiliated securities, at value
            (identified cost--$436,424,534) ....................................................                      $ 441,787,002
           Investments in affiliated securities, at value
            (identified cost--$13,443,317) .....................................................                         13,443,317
           Cash ................................................................................                            100,000
           Unrealized appreciation on swaps ....................................................                             40,431
           Receivables:
              Interest .........................................................................    $   9,566,557
              Securities sold ..................................................................        7,701,599
              Swaps ............................................................................           22,720        17,290,876
                                                                                                    -------------
           Prepaid expenses and other assets ...................................................                             17,143
                                                                                                                      -------------
           Total assets ........................................................................                        472,678,769
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
           Loans ...............................................................................                        136,700,000
           Payables:
              Securities purchased .............................................................       14,048,408
              Investment adviser ...............................................................          225,550
              Dividends to shareholders ........................................................          177,433
              Interest on loans ................................................................          126,301
              Swaps ............................................................................           22,617
              Other affiliates .................................................................            2,533        14,602,842
                                                                                                    -------------
           Accrued expenses ....................................................................                             52,544
                                                                                                                      -------------
           Total liabilities ...................................................................                        151,355,386
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Net Assets ..........................................................................                      $ 321,323,383
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
           Common Stock, $.10 par value, 200,000,000 shares authorized .........................                      $   3,731,650
           Paid-in capital in excess of par ....................................................                        540,794,598
           Undistributed investment income--net ................................................    $   3,458,340
           Accumulated realized capital losses--net ............................................     (232,064,104)
           Unrealized appreciation--net ........................................................        5,402,899
                                                                                                    -------------
           Total accumulated losses--net .......................................................                       (223,202,865)
                                                                                                                      -------------
           Total--Equivalent to $8.61 per share based on 37,316,497 shares
            of capital stock outstanding (market price--$7.99) .................................                      $ 321,323,383
                                                                                                                      =============

      See Notes to Financial Statements.


12    BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

Statement of Operations

For the Six Months Ended November 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
           Interest (including $149,276 from affiliates) .......................................                      $  18,394,338
           Dividends ...........................................................................                            149,452
           Other ...............................................................................                            206,952
                                                                                                                      -------------
           Total income ........................................................................                         18,750,742
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
           Loan interest expense ...............................................................    $   3,765,566
           Investment advisory fees ............................................................        1,351,075
           Borrowing costs .....................................................................           84,754
           Accounting services .................................................................           59,273
           Professional fees ...................................................................           38,396
           Transfer agent fees .................................................................           27,495
           Printing and shareholder reports ....................................................           23,426
           Pricing services ....................................................................           15,777
           Custodian fees ......................................................................           12,687
           Listing fees ........................................................................           11,542
           Directors' fees and expenses ........................................................            9,749
           Other ...............................................................................           17,767
                                                                                                    -------------
           Total expenses ......................................................................                          5,417,507
                                                                                                                      -------------
           Investment income--net ..............................................................                         13,333,235
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
           Realized gain (loss) on:
              Investments--net .................................................................       (1,466,996)
              Swaps--net .......................................................................          175,277        (1,291,719)
                                                                                                    -------------
           Change in unrealized appreciation/depreciation on:
              Investments--net .................................................................        6,093,681
              Swaps--net .......................................................................           27,716         6,121,397
                                                                                                    -------------------------------
           Total realized and unrealized gain--net .............................................                          4,829,678
                                                                                                                      -------------
           Net Increase in Net Assets Resulting from Operations ................................                      $  18,162,913
                                                                                                                      =============

      See Notes to Financial Statements.


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       13

Statements of Changes in Net Assets

                                                                                                     For the Six        For the
                                                                                                     Months Ended      Year Ended
                                                                                                     November 30,        May 31,
Increase (Decrease) in Net Assets:                                                                       2006             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
           Investment income--net ..............................................................    $  13,333,235     $  26,913,122
           Realized loss--net ..................................................................       (1,291,719)         (526,078)
           Change in unrealized appreciation/depreciation--net .................................        6,121,397         1,393,065
                                                                                                    -------------------------------
           Net increase in net assets resulting from operations ................................       18,162,913        27,780,109
                                                                                                    -------------------------------
===================================================================================================================================
Dividends to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
           Dividends to shareholders from investment income--net ...............................      (12,538,343)      (27,760,574)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
           Value of shares issued to Common Stock shareholders in reinvestment of dividends ....               --            53,598
                                                                                                    -------------------------------
           Net increase in net assets resulting from capital stock transactions ................               --            53,598
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
           Total increase in net assets ........................................................        5,624,570            73,133
           Beginning of period .................................................................      315,698,813       315,625,680
                                                                                                    -------------------------------
           End of period* ......................................................................    $ 321,323,383     $ 315,698,813
                                                                                                    ===============================
              * Undistributed investment income--net ...........................................    $   3,458,340     $   2,663,448
                                                                                                    ===============================

      See Notes to Financial Statements.


14    BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

Statement of Cash Flows

For the Six Months Ended November 30, 2006
===================================================================================================================================
Cash Provided by Operating Activities
-----------------------------------------------------------------------------------------------------------------------------------
           Net increase in net assets resulting from operations ............................................          $  18,162,913
           Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
              Decrease in receivables and swap premiums paid ...............................................                 83,937
              Increase in other assets .....................................................................                 (7,500)
              Decrease in other liabilities and swap premiums received .....................................                   (747)
              Realized and unrealized gain--net ............................................................             (4,829,678)
              Amortization of premium and discount .........................................................               (179,087)
           Proceeds from sales and paydowns of long-term securities ........................................            139,007,546
           Other investment related transactions ...........................................................                 11,313
           Purchases of long-term securities ...............................................................           (123,534,706)
           Net purchases of short-term investments .........................................................            (13,286,199)
                                                                                                                      -------------
           Cash provided by operating activities ...........................................................             15,427,792
                                                                                                                      -------------
===================================================================================================================================
Cash Used for Financing Activities
-----------------------------------------------------------------------------------------------------------------------------------
           Cash receipts from borrowings ...................................................................             57,100,000
           Cash payments on borrowings .....................................................................            (61,400,000)
           Dividends paid to shareholders ..................................................................            (12,512,207)
                                                                                                                      -------------
           Cash used for financing activities ..............................................................            (16,812,207)
                                                                                                                      -------------
===================================================================================================================================
Cash
-----------------------------------------------------------------------------------------------------------------------------------
           Net decrease in cash ............................................................................             (1,384,415)
           Cash at beginning of period .....................................................................              1,484,415
                                                                                                                      -------------
           Cash at end of period ...........................................................................          $     100,000
                                                                                                                      =============
===================================================================================================================================
Cash Flow Information
-----------------------------------------------------------------------------------------------------------------------------------
           Cash paid for interest ..........................................................................          $   3,778,316
                                                                                                                      =============

      See Notes to Financial Statements.


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       15

Financial Highlights

                                                           For the Six                        For the Year Ended
                                                           Months Ended                             May 31,
The following per share data and ratios have been derived  November 30,  ----------------------------------------------------------
from information provided in the financial statements.        2006         2006         2005         2004        2003        2002
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
           Net asset value, beginning of period .........   $   8.46     $   8.46     $   8.43     $   7.86   $   7.68    $   9.11
                                                            ----------------------------------------------------------------------
           Investment income--net* ......................        .36          .72          .85          .88        .92        1.15
           Realized and unrealized gain (loss)--net .....        .13          .02          .07          .58        .17       (1.47)
                                                            ----------------------------------------------------------------------
           Total from investment operations .............        .49          .74          .92         1.46       1.09        (.32)
                                                            ----------------------------------------------------------------------
           Less dividends from investment income--net ...       (.34)        (.74)        (.89)        (.89)      (.91)      (1.11)
                                                            ----------------------------------------------------------------------
           Recovery of previously expensed offering costs
            resulting from issuance of Common Stock .....         --           --           --           --+        --          --
                                                            ----------------------------------------------------------------------
           Net asset value, end of period ...............   $   8.61     $   8.46     $   8.46     $   8.43   $   7.86    $   7.68
                                                            ======================================================================
           Market price per share, end of period ........   $   7.99     $   7.36     $   8.38     $   7.97   $   8.36    $   8.22
                                                            ======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
           Based on net asset value per share ...........       6.29%@@      9.78%       11.24%       19.33%     16.46%      (3.13%)
                                                            ======================================================================
           Based on market price per share ..............      13.37%@@     (3.59%)      16.55%        6.07%     15.73%        .59%
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
           Expenses, excluding interest expense .........       1.05%@       1.00%         .99%        1.01%      1.04%       1.10%
                                                            ======================================================================
           Expenses .....................................       3.43%@       2.49%        1.81%        1.51%      1.59%       2.14%
                                                            ======================================================================
           Investment income--net .......................       8.45%@       8.45%        9.71%       10.48%     13.35%      14.37%
                                                            ======================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
           Amount of borrowings outstanding, end of
            period (in thousands) .......................   $136,700     $141,000     $107,800     $109,600   $ 98,800    $ 84,900
                                                            ======================================================================
           Average amount of borrowings outstanding
            during the period (in thousands) ............   $134,273     $109,144     $112,501     $112,297   $ 75,558    $ 98,924
                                                            ======================================================================
           Average amount of borrowings outstanding per
            share during the period* ....................   $   3.60     $   2.93     $   3.02     $   3.03   $   2.07    $   2.75
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
           Net assets, end of period (in thousands) .....   $321,323     $315,699     $315,626     $313,583   $289,820    $279,372
                                                            ======================================================================
           Portfolio turnover ...........................      25.98%       56.00%       54.64%       82.54%     76.61%      65.44%
                                                            ======================================================================

*     Based on average shares outstanding.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
+     Amount is less than $.01 per share.
@     Annualized.
@@    Aggregate total investment return.

      See Notes to Financial Statements.


16    BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

Notes to Financial Statements

1. Significant Accounting Policies:

On September 29, 2006, Corporate High Yield Fund III, Inc. was renamed BlackRock Corporate High Yield Fund III, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Floating rate loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities held by the Fund that are traded on stock exchanges or the NASDAQ Global Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC markets, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       17
value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies to U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities

18    BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006
but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implications of FAS 157. At this time its impact on the Fund's financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with the Manager. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average daily net assets plus the proceeds of any outstanding principal borrowed. In addition, the Manager has entered into sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a fee that is a percentage of the management fee paid by the Fund to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM and the Manager, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

In addition, MLPF&S received $625 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2006.


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       19

Notes to Financial Statements (concluded)

For the six months ended November 30, 2006, the Fund reimbursed FAM and the Manager $2,160 and $1,080, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, MLIM, PSI, MLAM U.K., Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended November 30, 2006 were $133,002,725 and $146,695,395, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended November 30, 2006 remained constant. Shares issued during the year ended May 31, 2006 increased by 6,358 as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $160,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

For the six months ended November 30, 2006, the average amount borrowed was approximately $134,273,000 and the daily weighted average interest rate was 5.52%.

6. Capital Loss Carryforward:

On May 31, 2006, the Fund had a net capital loss carryforward of $229,577,118, of which $21,006,735 expires in 2008, $34,200,029 expires in 2009, $52,918,036 expires in 2010, $119,513,437 expires in 2011 and $1,938,881 expires in 2012.
This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

The Fund paid an ordinary income dividend in the amount of $.056000 per share on December 19, 2006 to shareholders of record on December 12, 2006.


20    BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

Disclosure of Investment Advisory Agreement

BlackRock Investment Advisory Agreement -- Matters Considered by the Board

The following disclosure appeared in the May 31, 2006 Annual Report of the Fund and is the discussion referred to in "New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board" below.

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 9, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of the Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors of the Board also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

o that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

o that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

o that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders;

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       21
      sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

o that within the past year the Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (the Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November 2005); and

o that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with their most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light


22    BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006
of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       23

Disclosure of Investment Advisory Agreement (concluded)

charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that the Fund currently appropriately benefits from any economies of scale and no changes were currently necessary.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance -- The directors considered investment performance for the Fund. The directors compared the Fund's performance -- both including and excluding the effects of the Fund's fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered


24    BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006
comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board also noted that, following the close of the Transaction, BlackRock Advisors intended to implement steps to seek to improve the investment performance of the Fund. It was noted that these steps include changes in the portfolio management personnel. The Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

Contingent BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also discussed and approved a contingent sub-advisory agreement (the "Contingent Sub-Advisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Sub-Adviser"). The Contingent Sub-Advisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Sub-Adviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Sub-Advisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Sub-Advisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Sub-Advisory Agreement, the BlackRock Sub-Adviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Sub-Adviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Sub-Advisory Agreement.

In making its approval, the Board considered the Contingent Sub-Advisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above, and came to the same conclusions. The Board also considered in conjunction with the Contingent Sub-Advisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the sub-advisory fee rate provided in the Contingent Sub-Advisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Sub-Adviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Sub-Adviser would provide advisory services to the Fund under the Contingent Sub-Advisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Sub-Advisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Sub-Advisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Sub-Adviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Sub-Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Sub-Advisory Agreement was in the best interests of shareholders.


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       25

Disclosure of Sub-Advisory Agreement

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Board

At an in-person meeting held on August 22-23, 2006, the Board of Directors, including the independent directors, discussed and approved the sub-advisory agreement between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser") (the "BlackRock Sub-Advisory Agreement"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the New Investment Advisory Agreement with BlackRock Advisors (which had been approved by the Fund's shareholders) became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the Fund expenses as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Board reviewed its considerations in connection with its approval of the New Investment Advisory Agreement in May 2006. The Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the New Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided for in the BlackRock Sub-Advisory Agreement, the Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. Under the New Investment Advisory Agreement, BlackRock Advisors remains responsible for the overall management of the Fund and for oversight of the Fund's operations and administration. Under the BlackRock Sub-Advisory Agreement, the Sub-Adviser provides advisory services to the Fund and is responsible for the day-to-day management of the Fund's portfolio. The Board also took into account the fact that there is no increase in total advisory fees paid by the Fund as a result of the BlackRock Sub-Advisory Agreement. Based on its considerations, the Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Fund to BlackRock Advisors.

After the independent directors deliberated in executive session, the entire Board of the Fund, including the independent directors, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of the Fund's shareholders.


26    BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

Proxy Results

During the six-month period ended November 30, 2006, BlackRock Corporate High Yield Fund III, Inc.'s shareholders voted on the following proposals, which were approved at an annual shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

-----------------------------------------------------------------------------------------------
                                                                Shares Voted    Shares Withheld
                                                                     For          From Voting
-----------------------------------------------------------------------------------------------
To elect the Fund's Board of Directors: Robert C. Doll, Jr        25,071,781       1,042,350
                                        James H. Bodurtha         25,071,992       1,042,139
                                        Kenneth A. Froot          25,074,438       1,039,693
                                        Joe Grills                25,072,141       1,041,990
                                        Herbert I. London         25,075,919       1,038,212
                                        Roberta Cooper Ramo       25,070,036       1,044,095
                                        Robert S. Salomon, Jr     25,072,945       1,041,186
-----------------------------------------------------------------------------------------------

                                                 Shares Voted    Shares Voted    Shares Voted
                                                      For          Against         Abstain
-----------------------------------------------------------------------------------------------
To approve a new investment advisory agreement
with BlackRock Advisors, Inc.                     17,769,707       616,448         596,902
-----------------------------------------------------------------------------------------------
To approve a contingent subadvisory agreement
with BlackRock Advisors, Inc.                     17,729,988       623,131         629,939
-----------------------------------------------------------------------------------------------


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       27

Officers and Directors

Robert C. Doll, Jr., President and Director
James H. Bodurtha, Director
Kenneth A. Froot, Director
Joe Grills, Director
Herbert I. London, Director
Roberta Cooper Ramo, Director
Robert S. Salomon, Jr., Director
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010

NYSE Symbol

CYE


28    BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       29

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.


30    BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


      BLACKROCK CORPORATE HIGH YIELD FUND III, INC.   NOVEMBER 30, 2006       31

BlackRock Corporate High Yield Fund III, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Corporate High Yield Fund III, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Corporate High Yield Fund III, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                   #COYIII-11/06

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of December 31, 2006

         (a)(1) The Fund is managed by a team of investment professionals comprised of Scott Amero, Managing Director at BlackRock, Jeff Gary, CPA,Managing Director at BlackRock, Joshua S. Baumgarten, Director at BlackRock and James E. Keenan, CFA, Director at BlackRock. Each is a member of BlackRock's fixed income portfolio management group. Mr. Amero is responsible for setting the Fund's overall credit strategy. Messrs. Gary, Baumgarten and Keenan are the Fund's co-portfolio managers and are responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Amero has been a member of the Fund's management team since 2006 and Messrs. Gary, Baumgarten and Keenan have been the Fund's portfolio managers since 2006.

         Jeff Gary is the head of BlackRock's high yield team within the Fixed Income Portfolio Management Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.

         Scott Amero is co-head of BlackRock's fixed income portfolio management group. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

         Joshua S. Baumgarten is a high yield portfolio manager and trader within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing client portfolios, executing trades and ensuring consistency across high yield portfolios. Mr. Baumgarten has been with BlackRock since 2000.

         James Keenan is a high yield portfolio manager and trader within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing client portfolios, executing trades and ensuring consistency across high yield portfolios. Mr. Keenan has been with BlackRock since 2004. Prior to joining BlackRock, he was a senior high yield trader at Columbia Management Group.

         (a)(2) As of December 31, 2006:

                                                                                       (iii) Number of Other Accounts and
                            (ii) Number of Other Accounts Managed                       Assets for Which Advisory Fee is
                                  and Assets by Account Type                                   Performance-Based
                          Other                                                   Other
                        Registered       Other Pooled                           Registered        Other Pooled
(i) Name of             Investment        Investment            Other           Investment         Investment             Other
Portfolio Manager       Companies          Vehicles           Accounts           Companies          Vehicles            Accounts
                     ---------------                                          ---------------
Scott
Amero                             40                 31                281                  0                  4                 24
                     $31,941,976,617    $ 7,800,000,000    $94,100,000,000    $             0    $ 1,600,000,000    $ 7,800,000,000
Joshua Baumgarten                 19                  2                 16                  0                  1                  4
                     $ 7,941,976,617    $   593,200,000    $ 2,700,000,000    $             0    $   348,000,000    $   607,000,000
Jeff
Gary                              15                  6                 23                  0                  4                  5
                     $ 6,141,976,617    $ 6,300,000,000    $ 3,500,000,000    $             0    $ 1,700,000,000    $   768,000,000
James Keenan                       9                  1                 18                  0                  1                  3
                     $ 3,941,976,617    $   348,000,000    $ 2,700,000,000    $             0    $   348,000,000    $   398,000,000

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of December 31, 2006:

         Portfolio Manager Compensation

         BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

         Base compensation

         Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

         Discretionary compensation

         In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

         Long-Term Retention and Incentive Plan (LTIP)

         The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

         Deferred Compensation Program

         A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

         Options and Restricted Stock Awards

         While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

         Incentive Savings Plans

         BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of the 50% employee's pre-tax contribution of up to 6% of the employee's salary, limited to $4,000 per year. BlackRock also offers a Company Retirement Contribution equal to 3% to 5% of eligible compensation, depending on BlackRock, Inc.'s overall net operating income. The company match is made in cash. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

         Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. These benchmarks include customized benchmarks, Lipper peer groups and a subset of other closed-end taxable debt funds. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Registrant, such benchmarks include Customized Index and standard list.

         The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

(a)(4) Beneficial Ownership of Securities. As of December 31, 2006, neither of Messrs. Amero, Gary, Baumgarten and Keenan beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund III, Inc.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Corporate High Yield Fund III, Inc.

Date: January 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Corporate High Yield Fund III, Inc.

Date: January 29, 2007


By: /s/ Donald C. Burke
    ------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Corporate High Yield Fund III, Inc.

Date: January 29, 2007